Exhibit 99.1

Company Overview Aspect Communications

PSLRA Safe Harbor Statement This presentation may contain statements relating to future market growth, industry trends, and Company goals and efforts relating to financial conditions, results of operations, product development, sales and marketing. These statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are made under its safe-harbor provisions. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Specific factors that may cause actual results to differ include: perceived industry trends not materializing for any reason, including due to changes in market demand for products and services offered by the Company and its competitors and/or market growth not occurring on time or at all due to weak economic conditions, failure of the Company to achieve its product development, sales and/or marketing goals, fluctuations in the Company's North American and International business levels and/or economic conditions, and the hiring and retention of key employees. The economic, political and other uncertainties existing in the United States and throughout other regions of the world add to these challenges. Additional risks that could cause actual results to differ materially from those projected are discussed in Aspect's Form 10-K/A for the year ended December 31, 2003 and its Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004, all filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. Aspect undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date here of or to reflect the occurrence of unanticipated events.

What is a Contact Center? Every company has a call center; every company is a contact center Call Call Center Contact Contact Center

Industry Trends Require Software Solutions Voice and Data Telephony & Other Contact Applications Lines of Business Customer Choice / Empowerment Operational Efficiency / ROI More Access More Channels Efficient Communications Intelligent Interactions Workforce Management Quality Monitoring & Analytics Eliminate Redundant Point Solutions Outsourcing / Offshoring Convergence

The Aspect Contact Center Provides call routing administration Stores information for granular reporting Platform agnostic architecture facilitates a smooth transition to Voice over IP Automatic Call Distribution Aspect Call Center Uniphi Contact Center Iphinity Call Center PSTN HYBRID VoIP Aspect Products Enabling a smooth transition to next-generation networks ACD

Uses ACD information (phone number, address) to retrieve customer records Workflow and routing rules Industry standards Web services Computer Telephony Integration The Aspect Contact Center Contact Server Enterprise Contact Server Aspect Products Integrated with front and back-office systems In House CTI ACD

Enables self-service Text-to-speech Speech recognition Interactive Voice Response The Aspect Contact Center IVR Customer Self-Service Uniphi Voice Portal Aspect Products CTI ACD Interactive voice response reduces cost and improves customer experience "Confirming Flight 12, San Francisco to New York..."

The Aspect Contact Center WFM Right people, right time One-view management Real-time adherence Performance optimization IVR CTI ACD Workforce Management eWorkforce Management Iphinity WFM Aspect Products Without integrated workforce management, a contact center solution is incomplete

The Aspect Contact Center Integrated functionality across the application suite Platform agnostic operating system and applications suite ACD CTI IVR WFM Diagnostics Total System Administration Reporting & Analytics Service level alerting, root cause analysis Optimize performance, manage costs and ensure availability Key performance indicator tracking & scorecarding

Uniphi Connect Solution Benefits Investment Protection Consolidated PSTN/IP call center Existing Aspect ACD routes calls via PSTN and/or VoIP Routing rules, administration, reporting remain same for PSTN or VoIP transport Cost reduction Remote deployment of call center agents/sites Locate agents in regions where labor/facility costs lower Deploy agents across IP network Multisite VoIP networking Flexibility "Anywhere" access for agents Access Uniphi Connect solution via web, Windows or Citrix client to provide all call center functionality The voice path provided by analog or IP phone.

Who Will Buy. . . Aspect's existing portfolio? Customers and prospects looking for world-class contact center technology with no immediate plans to move to IP Aspect Uniphi Connect solution? Aspect customers looking to enhance an existing contact center with IP capabilities New customers looking for a way to integrate existing investments in legacy technologies while moving to IP Aspect Uniphi Suite? Aspect customers adding one or more new contact centers New customers looking to architect a contact center from the ground up

Listening to the Customer Users revealed key business drivers behind decision to deploy Uniphi Connect solution/introduce VoIP: Flexibility of agent deployment Ability to connect remote sites to their network or network multiple sites together Accommodation of call center growth Ability to leverage existing infrastructure Some customers predict cost savings in the first year E.g., Goodyear Dunlop forecasting a 10-20 percent reduction in operating costs by 2005 Now, new quality monitoring solutions from NICE and Verint ready for Uniphi Connect solution ease transition to VoIP even more...

Adding Value Through Strategic Partnerships Channel Partners Technology Partners Consulting Partners

Long-Term Growth Drivers Globalization / Outsourcers New Applications Enabled by Complete Architecture Voice Over IP / Technology Refresh New Lines of Business Quality Monitoring eLearning Outbound Dialing

Strengthening Operating Metrics Q2'02 Q2'03 Gross Margin 45% 56% Operating Income ($11) $9 DSOs 72 38 Net Cash ($41) $56 Convertible Debt $144 $123 ($ in millions) Q2'04 60% $16 30 $172 $0 EBITDA ($4) $17 $23 Management of the Company uses EBITDA in monitoring and evaluating the Company's ongoing financial results and trends excluding these items. Management uses Net Cash to analyze the Company's total cash position minus total debt position, which provides insight into usable cash (free of encumbrance). Management believes that viewing this usable cash position is needed from a cash use planning perspective. Management believes that analysis of each of EBITDA and Net Cash provides important insights into the Company's operating results and trends and impacts future planning. We believe that investors should have the benefit of viewing the presentation in the same manner as management does in running our business operations. The presentation of the additional information of EBITDA and Net Cash is not meant to be considered in isolation or as a substitute for the Company's financial results prepared in accordance with GAAP. Information is presented in accordance with Regulation G. Presentation of the most directly comparable GAAP measures is contained in the Appendix hereto. Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm.

Regulation G Reconciliation of GAAP to non-GAAP Financial Measures (as shown on Slide 15) Further information as required by Regulation G is available on Aspect's website at http://www.aspect.com/ir/index.cfm. 29 Cash, Cash equivalents & Short-term investments Short-term borrowings Long-term borrowings Convertible Subordinated Debentures Net Cash Q2 '02 147.3 (4.6) (39.5) (144.4) (41.2) Q2 '03 223.3 (7.0) (37.7) (123.0) 55.6 Q2 '04 212.4 (0.1) (40.0) - 172.3 Non-GAAP Cumulative Effect of Change in Accounting Principle Net Interest Income Tax Depreciation Amortization of Goodwill & Stock Comp. Amortization of Intangible Assets Preferred Stock Dividend, Accretion & Amortization EBITDA GAAP Net Income/Loss Attributable to Common Shareholders 2.2 1.6 (0.4) (5.5) 1.3 2.0 9.4 6.3 5.7 0.6 0.0 0.5 3.7 1.2 0.7 - - - - 2.0 2.2 (3.9) 16.9 23.0 (14.3) 4.5 12.2 ($ in millions) GAAP Non-GAAP Q2 '02 Q2 '03 Q2 '04

Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 53.7 8.3 16.3 11.1 54.6 7.7 18.7 11.6 55.8 9.0 21.5 11.1 54.3 9.1 16.6 11.5 91.5 89.4 92.6 97.4 ($ in millions) Revenue Trends Software License Updates & Product Support Professional Services & Education New Software License Hardware 52.6 8.6 19.0 10.9 91.0

Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 East -11.9 -10.8 0.2 8.6 7.1 9.1 14 19.1 17.7 16 West 12.6 9.4 9.2 10.5 8 8.3 7.7 9 North 22.9 17.8 21.5 20.6 15 16.3 18.7 21.5 17.7 17.8 16.1 14.1 9.1 11.1 11.6 11.1 Q1'03 Q2'03 Q3'03 Q4'03 Q1 '04 Q2 '04 East 53 56.5 57.3 62.1 60.8 59.8 West 8.4 10.2 15.1 19.6 19.4 17.6 Continuous Profitability $17.7 $9.1 $14.0 $19.1 ($ in millions) 56.5% 57.3% 62.1% 60.8% Gross Margin Operating Income 60.0% $16.0 10.2% 15.1% 19.6% 19.4% 17.6% Operating Margin

Aspect - Present and Future Today - Maintain and enhance installed base Advance existing products Exploit weak competitors to earn new logos Tomorrow (2H04) - Build new revenue through new products and services Uniphi Suite solution New and existing customers Future (FY05) - Deliver the Enterprise Contact Center platform As a product and a managed service Change the rules

Why Aspect? World Class Installed Base Comprehensive, Integrated Solution Unique Architecture Based on Open Standards Platform Agnostic Leveragable Business Model ....a category leading software company ....the contact center operating system ....a unified communications story ....a VoIP and outsourcing beneficiary Aspect is... Aspect Success Factors

Appendix

Aspect Company Overview Largest company dedicated exclusively to Contact Center Solutions Founded in 1985 1,300 employees Worldwide presence Global partner network More than two-thirds of the Fortune 50 are powered by Aspect Aspect solutions are used by our customers to serve more than 145 million individuals worldwide 8 of top 10 telecommunications companies* 5 of top 7 airlines* 7 of top 10 commercial and savings banks* 6 of top 10 motor vehicle companies* 7 of top 10 insurance companies* 9 of top 10 outsourcers** Sources: *Fortune's 2004 Global Fortune 500 list , **Frost & Sullivan - North American Contact Center Outsourcing Market, Dec 2003

Powering Global Leaders

Airline
Air France
British Airways
Continental Airlines
Delta Air Lines
Northwest Airlines
Qantas Airways
Virgin Atlantic

Automotive
DaimlerChrysler
Ford Motor
General Motors
Volkswagen

Banking & Finance
American Express
Bank One
CIBC
Citigroup
Countrywide Home Loans
Credit Suisse First Boston
Deutsche Bank
HSBC
ING
J.P. Morgan Chase
The Royal Bank of Scotland
Wachovia Corporation
Wells Fargo

Communications
AOL Time Warner
AT&T
British Telecom
Comcast
Cox Communications
Deutsche Telekom
Qwest Communications
SBC Communications
Verizon

Energy
ARCO
Chevron Texaco
Shell Oil

Government
Internal Revenue Service
Social Security Administration
UK Inland Revenue
US Air Force
US Army
US Department of Defense
US Department of Labor
US Department of Treasury
US Postal Service

Healthcare
Blue Cross and Blue Shield
Coventry Health Care
Health Net
McKesson

Insurance
Aetna
AIG
Allstate
California State Automobile Association
Prudential Financial

Outsourcers
Accent Marketing
Connextions
conTakt (DE)
ICT Group
Millennium Teleservices
MM Group (UK)
NewRoads
Protocol Communications
RMH Teleservices
SNT Group
StarTek
Stream International (Solectron)
Sykes Enterprises
TeleTech

Pharmaceuticals
Bayer AG
Glaxo Smith Kline
Merck

Retail
Amway (Alticor)
Design Within Reach
Eddie Bauer
Nordstrom
Saks
Sears
Staples
Target
Ticketmaster
Williams-Sonoma

Technology
Adobe
Hewlett-Packard
IBM
Intel
Microsoft
Oracle
Xerox

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ASPECT